Exhibit 10.14
NINTH AMENDMENT
     NINTH AMENDMENT (this “Amendment”), dated as of November 6, 2008, to the Amended and Restated Credit Agreement dated as of June 3, 2005 (the “Credit Agreement”), among Quiksilver, Inc., a Delaware corporation, Quiksilver Americas, Inc., a California corporation, the several banks and other institutions from time to time parties thereto (the “Lenders”), Bank of America, N.A., as documentation agent, Union Bank of California, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as US administrative agent for the US Lenders thereunder (in such capacity, the “US Administrative Agent”), JPMorgan Chase Bank, N.A., London Branch, as an alternate currency fronting lender, J.P. Morgan Europe Limited, as alternate currency fronting agent (in such capacity, the “Alternate Currency Fronting Agent”), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent for the Canadian Lenders (in such capacity, the “Canadian Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;
     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and
     WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     II. Amendments to Section 1.1. Section 1.1 is hereby amended as follows:
     (a) The definitions of “Adjustment Date” and “Pricing Grid” are hereby deleted.
     (b) The definitions of “ABR” and “Alternate Base Rate” are hereby amended by (i) deleting the “and” at the end of clause (i) thereof and substituting in lieu thereof a “,”, (ii) deleting the ”.” at the end of clause (ii) thereof and substituting in lieu thereof the word “and” and (iii) inserting the following language:
“(iii) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Eurodollar Business Day, the immediately preceding Eurodollar Business Day) plus 1%, provided that for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day. Any change in the ABR or the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively. “
     (c) The definitions of “Applicable Margin”, “Availability Event”, “Commitment Fee Rate” and “Letter of Credit Rate” are hereby amended by deleting such terms in their entirety and substituting in lieu thereof the following:
          “Applicable Margin”: (a) with respect to ABR Loans, Canadian ABR Loans and Canadian Prime Rate Loans, 2.00% per annum and (b) with respect to LIBOR Loans and the Acceptance Fee, 3.50% per annum.
          “Availability Event”: the occurrence of any date if, on such date the average sum of the daily Suppressed Availability and the daily Availability was less than US$32,500,000 for the preceding 3-day period.”
          “Commitment Fee Rate”: 0.50% per annum.
          “Letter of Credit Rate”: 3.50% per annum.
     (d) The definition of “Collateral” is hereby amended by deleting the phrase “(a) Intellectual Property Rights and (b)” from the parenthetical thereof.
     (e) The following definitions are hereby inserted in appropriate alphabetical order:
          “Ninth Amendment”: that certain ninth amendment to this Agreement dated as of November 6, 2008.
          “Ninth Amendment Effective Date”: as defined in the Ninth Amendment.
     III. Amendment to Section 2.1(a). Section 2.1(a) is hereby amended by (i) deleting the “and” at the end of clause (D) of the first proviso thereof and substituting in lieu thereof a ”,” and (ii) deleting the “.” at the end of clause (E) thereof and substituting in lieu thereof the following:
“and (F) the sum of (1) the aggregate Letter of Credit Amount of all standby Letters of Credit outstanding and (2) the aggregate amount of unreimbursed drawings under all standby Letters of Credit shall not exceed $30,000,000 at such time.”
     IV. Amendment to Section 2.5(b). Section 2.5(b) is hereby amended by adding immediately before the “,” at the end of clause (i) of the proviso thereof the following:
“and the Letter of Credit Exposure with respect to standby Letters of Credit shall not exceed $30,000,000”.
     V. Amendment to Article V. Article V is hereby amended by inserting the following new Section 5.16:

“Section 5.16. Financial Consultant. Within 10 days after the Ninth Amendment Effective Date (or such longer period as may be approved in writing by the US Administrative Agent in its sole discretion), Quiksilver shall engage a financial consultant satisfactory to the US Administrative Agent on terms reasonably satisfactory to the US Administrative Agent (including as to the scope of such engagement) and, thereafter, Quiksilver shall (a) use reasonable efforts to keep such engagement in effect, (b) cooperate with such financial consultant in the discharge of its duties under its engagement letter and (c) use reasonable efforts to implement the recommendations of such financial consultant promptly (it being understood that if, for any reason, the engagement of such financial consultant shall cease to be in effect, Quiksilver shall, at the request of the Administrative Agent, promptly retain another financial consultant satisfying the requirements of this Section).”
     VI. Amendment to Section 5.8. Section 5.8 is hereby amended by (i) inserting “(a)” at the beginning of such Section, making the first paragraph of such Section clause (a), (ii) deleting the parenthetical in such clause (a), (iii) deleting the proviso in such clause (a) and (iv) inserting the following new clause:
“(b) At such times as the US Administrative Agent or the Canadian Administrative Agent, as applicable, requests, Quiksilver shall, and shall cause each other Loan Party to, at their sole expense, provide such Administrative Agent with appraisals or updates thereof of their Intellectual Property Rights which constitute Collateral from an appraiser selected and engaged by such Administrative Agent or its legal counsel, which appraisals shall be prepared on a basis satisfactory to such Administrative Agent and shall, together with any updates thereto, include, without limitation, information required by applicable law and regulations and by the internal policies of the Lenders.”
     VII. Amendment to Section 6.2(l). Section 6.2(l) is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:
“(l) Indebtedness of (i) any Loan Party owed to any other Loan Party, (ii) Quiksilver or any Borrower owed to any Subsidiary and (iii) any Subsidiary (other than any Loan Party) owed to any other Subsidiary (other than any Loan Party).”
     VIII. Amendment to Section 6.3. Section 6.3 is hereby amended by (i) deleting the “and” at the end of clause (j), (ii) deleting the “.” at the end of clause (k) and substituting in lieu thereof the phrase “; and” and (iii) inserting the following:
“(l) Liens on the “Roxy” and “DC Shoes” Trademarks to secure Indebtedness of Foreign Subsidiaries in France, provided, that the holders of such Indebtedness (or their authorized representatives) shall have entered into an intercreditor agreement with the US Administrative Agent in form and substance reasonably satisfactory to the US Administrative Agent.”

     IX. Amendment to Section 6.7. Section 6.7 is hereby amended by (i) deleting the “and” at the end of clause (n), (ii) deleting the “.” at the end of clause (o) and substituting in lieu thereof the phrase “; and” and (iii) inserting the following:
“(p) investments resulting from Indebtedness permitted by Section 6.2(a) or Section 6.2(l).”
     X. Amendment to Section 6.13. Section 6.13 is hereby amended by (i) deleting the phrase “Section 6.2(k)” and substituting in lieu thereof the phrase “6.2(g), 6.2(i), 6.2(j), 6.2(k), 6.2(l)(ii) (in respect of any Indebtedness outstanding on the date hereof) or 6.2(m)” and (ii) deleting the proviso thereof and substituting in lieu thereof the following:
“ provided, that the foregoing shall not restrict refinancings of Indebtedness under Sections 6.2(g), 6.2(k) or 6.2(m) with the proceeds of additional Indebtedness incurred under Sections 6.2(g), 6.2(k), or 6.2(m), as applicable.”
     XI. Amendment to Availability Test.
     (a) Section 6.2(k), clause (ii) to the proviso in Section 6.6 and the proviso to clause (B) of Section 6.7(d) shall each be amended (i) to delete the reference to the amount “$25,000,000” and substitute in lieu thereof a reference to the amount “$32,500,000” and (ii) to delete the reference to the number “30” and substitute in lieu thereof a reference to the number “3”.
     (b) The last paragraph of Section 5.2 and Sections 5.10 and 6.1 shall each be amended to delete the reference to the amount “$30,000,000” and substitute in lieu thereof a reference to the amount “$37,500,000”.
     XII. Additional Provisions. It is understood and agreed that (i) no investments by Loan Parties in Subsidiaries (other than Loan Parties) shall be permitted by Section 6.7(d) or 6.7(k) and (ii) no Indebtedness of any Subsidiary (other than any Loan Party) owed to any Loan Party shall be permitted by Section 6.2(m). Notwithstanding any other provision in the Credit Agreement or this Amendment, Subsidiaries (other than Loan Parties) shall be permitted to incur Indebtedness owed to a Loan Party in an aggregate outstanding principal amount equal to the Net Proceeds of any Equity Offering or Debt Offering after the Ninth Amendment Effective Date so long as (a) such Net Proceeds were initially applied to prepay Loans pursuant to Section 2.7 and (b) after giving pro forma effect thereto, the average sum of the daily Suppressed Availability and the daily Availability was not less than $32,500,000 for any period of 3 consecutive days during the three-month period ending on the date on which such Indebtedness is to be incurred.
     XIII. Intellectual Property. The (i) US Loan Parties and the US Administrative Agent and (ii) Quiksilver, the Canadian Loan Parties, the Subsidiaries party to the Canadian Security Agreement and the Canadian Administrative Agent hereby agree to promptly (and in any event no later than 14 days after the Ninth Amendment Effective Date) amend the US Security Agreement and the Canadian Security Agreement, respectively, in form and substance reasonably satisfactory to the US Administrative Agent and the Canadian Administrative Agent (including the description of the additional Collateral to be pledged as described below), as applicable, to confirm that the “Quiksilver” and related Trademarks and Intellectual Property Rights of the Loan Parties have been pledged as Collateral to the US Administrative Agent and the Canadian Administrative Agent, as applicable, for the benefit of the applicable Lenders under the US Security Agreement and the Canadian Security Agreement, as applicable (it being understood that from and after the Ninth Amendment Effective Date, all such Trademarks and Intellectual Property Rights shall be deemed to constitute Collateral under the US Security Agreement and the Canadian Security Agreement and shall be subject to the provisions thereof as such). Promptly upon reasonable request by the US Administrative Agent or the Canadian Administrative Agent (but in no event later than seven days after the Ninth Amendment Effective Date), Quiksilver shall execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the US Administrative Agent or the Canadian Administrative Agent, as applicable, may request for the purposes of perfecting or confirming the rights of the US Administrative Agent or the Canadian Administrative Agent, as applicable, and the applicable Lenders with respect to the Collateral.
     XIV. Effective Date. This Amendment shall become effective on the date (the “Ninth Amendment Effective Date”) on which the (i) Borrowers and the requisite Lenders under the Credit Agreement shall have duly executed and delivered to the US Administrative Agent this Amendment and (ii) the US Administrative Agent shall have received, for the account of each Consenting Lender, the Amendment Fee.
     XV. Representations and Warranties. The Borrowers hereby represent and warrants that (a) each of the representations and warranties in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
     XVI. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, Quiksilver agrees to pay to the US Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on November 6, 2008 (each such Lender, a “Consenting Lender”), by wire transfer of immediately available funds, an irrevocable and non-refundable amendment fee in an amount equal to 0.50% of such Lender’s US Revolving Loan Commitments and Canadian Revolving Loan Commitments (the “Amendment Fee”), which Amendment Fee shall be fully earned, due and payable on the Ninth Amendment Effective Date.
     XVII. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.
     XVIII. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     XIX. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
[signature pages follow]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

QUIKSILVER, INC.

By:

Name:

Title:

QUIKSILVER AMERICAS, INC.

By:

Name:

Title:

Ninth Amendment Signature Page

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and as a Lender

By:

Name:

Title:

Ninth Amendment Signature Page

BANK OF AMERICA, N.A., as Documentation Agent and as a Lender

By:

Name:

Title:

Ninth Amendment Signature Page

UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and as a Lender

By:

Name:

Title:

Ninth Amendment Signature Page

NATIXIS (F/K/A NATEXIS BANQUES POPULAIRES)

By:

Name:

Title:

By:

Name:

Title:

Ninth Amendment Signature Page

ALLIED IRISH BANK

By:

Name:

Title:

By:

Name:

Title:

Ninth Amendment Signature Page

GENERAL ELECTRIC CAPITAL CORP.

By:

Name:

Title:

Ninth Amendment Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION

By:

Name:

Title:

Ninth Amendment Signature Page

ISRAEL DISCOUNT BANK OF NEW YORK

By:

Name:

Title:

By:

Name:

Title:

Ninth Amendment Signature Page

BNP-PARIBAS

By:

Name:

Title:

By:

Name:

Title:

Ninth Amendment Signature Page

SOCIETE GENERALE

By:

Name:

Title:

Ninth Amendment Signature Page

SUMITOMO MITSUI BANKING CORPORATION

By:

Name:

Title:

Ninth Amendment Signature Page

     The US Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the US Security Agreement, the US Guarantee and the other Loan Documents to which they are party.

QS RETAIL, INC.

By:

Name:

Title:

QS WHOLESALE, INC.

By:

Name:

Title:

DC SHOES, INC.

By:

Name:

Title:

HAWK DESIGNS, INC.

By:

Name:

Title:

MERVIN MANUFACTURING, INC.

By:

Name:

Title:

FIDRA, INC.

By:

Name:

Title:

ROSSIGNOL SKI COMPANY INCORPORATED

By:

Name:

Title:

Ninth Amendment Signature Page

SKIS DYNASTAR, INC.

By:

Name:

Title:

Ninth Amendment Signature Page